UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 29, 2009
Aflac Incorporated

(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1932 Wynnton Road, Columbus, Georgia		31999

(Address of principal executive offices)		(Zip Code)
706.323.3431

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     Aflac Incorporated is providing its press release dated July 29, 2009 in which it reported its 2009 second quarter results herein as Exhibit 99.1.
     In accordance with General Instruction B.2 of Form 8-K, the earnings information included or incorporated in this report (Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.
Item 8.01 Other Events.
     As described in the press release included herein as Exhibit 99.1, Aflac Incorporated has entered into a definitive agreement dated July 29, 2009, to purchase for $100 million in cash Continental American Insurance Group, Inc. which includes its wholly-owned subsidiary Continental American Insurance Company.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	-	Press release of Aflac Incorporated dated July 29, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

July 29, 2009	/s/ Ralph A. Rogers, Jr.

(Ralph A. Rogers, Jr.) Senior Vice President, Financial Services Chief Accounting Officer

EXHIBIT INDEX:

99.1	-	Press release of Aflac Incorporated dated July 29, 2009